UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2010

                The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street Greenville, South Carolina	29601
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01. Other Events.

On May 17, 2010, The South Financial Group, Inc. (“TSFG”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of May 16, 2010, by and among TSFG, The Toronto-Dominion Bank (“TD”) and Hunt Merger Sub, Inc., a South Carolina corporation and wholly owned subsidiary of TD.

On May 17, 2010, TSFG also announced that it is postponing its previously scheduled annual meeting of shareholders that was scheduled to be held on Tuesday, May 18, 2010.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

            This Current Report on Form 8-K contains forward-looking statements about TSFG and the proposed transaction between the TSFG and TD. There are several factors – many beyond TSFG’s control – that could cause actual results to differ significantly from expectations described in the forward-looking statements. Among these factors are the receipt of necessary regulatory approvals and the approval of TSFG’s shareholders. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update them to reflect changes that occur after that date.  For a discussion of factors that may cause actual results to differ from expectations, refer to TSFG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and Annual Report on Form 10-K for the year ended December 31, 2009, including information incorporated into TSFG’s 10-K from its 2009 annual report, filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

MORE INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

            The proposed merger will be submitted to TSFG shareholders for their consideration. TD will file with the SEC a registration statement on Form F-4 that will include a proxy statement of TSFG that also constitutes a prospectus of TD. TSFG will mail the proxy statement-prospectus to its shareholders. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain free copies of these documents by contacting TSFG, as follows:  Investor Relations, Attn: Brian Wildrick, 104 South Main Street, Poinsett Plaza - 6th Floor, Greenville, SC 29601.

            TSFG shareholders and other investors are urged to read the final proxy statement-prospectus when it becomes available because it will describe the proposed merger and contain other important information.

            The South Financial Group, Inc., The Toronto-Dominion Bank, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about TSFG’s directors and executive officers and their ownership of TSFG common stock is contained in the definitive proxy statement for TSFG’s 2009 annual meeting of shareholders, as filed by TSFG with the SEC on Schedule 14A on April 7, 2010.  Information regarding TD’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2009, which was filed with the SEC on December 3, 2009 and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the SEC on February 25, 2010. The proxy statement-prospectus for the proposed merger will provide more information about participants in the solicitation of proxies from TSFG shareholders.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 17, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2010

THE SOUTH FINANCIAL GROUP, INC.

By	/s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 17, 2010.